                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
     Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(z))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    HOME HEALTH CORPORATION OF AMERICA, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                    HOME HEALTH CORPORATION OF AMERICA, INC.
                      2200 Renaissance Boulevard, Suite 300
                            King of Prussia, PA 19406

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held February 16, 1998

                            -------------------------



To the Shareholders of Home Health Corporation of America, Inc.:

       The 1997 Annual Meeting of Shareholders of Home Health Corporation of America, Inc. (the "Company" or "HHCA") will be held on Monday, February 16, 1998, at 9:00 a.m., prevailing time, at the Marriott, 111 Crawford Avenue, West Conshohocken, Pennsylvania, for the purpose of considering and acting upon the following:

           1. To elect one Class B director to hold office for a term of three years and until his successor is duly elected and qualified, as described in the accompanying Proxy Statement;

          2. Consider and act upon a proposal to approve amendments to HHCA's 1995 Employee and Consultant Equity Plan; and

           3. To transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record at the close of business on January 7, 1998, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                                         By Order of the Board of Directors


                                         Bruce J. Feldman
                                         President and Chief Executive Officer

King of Prussia, Pennsylvania
January 14, 1998

                    HOME HEALTH CORPORATION OF AMERICA, INC.
                      2200 Renaissance Boulevard, Suite 300
                            King of Prussia, PA 19406
                                 (610) 272-1717


                            -------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                            -------------------------


       The accompanying proxy is solicited by the Board of Directors of Home Health Corporation of America, Inc. (the "Company" or "HHCA") for use at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held on Monday, February 16, 1998, at 9:00 a.m., prevailing time, at the Marriott, 111 Crawford Avenue, West Conshohocken, Pennsylvania, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card are first being mailed to shareholders on or about January 14, 1998.

       The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile, telegraph or teletype by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to the beneficial owners of the shares they hold of record.

       Only shareholders of record, as shown on the transfer books of the Company, at the close of business on January 7, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 9,250,261 shares of Common Stock outstanding.

       Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed on the proxies. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of all nominees for directors hereinafter named and "for" the proposal to consider and approve amendments to HHCA's 1995 Employee and Consultant Equity Plan (the "Plan"). Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder who submits a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is voted.

       The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

       Each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting. The election of directors will be determined by a plurality vote and the nominee receiving the most "for" votes will be elected. The affirmative vote, either in person or by proxy, of a majority of shares cast on the proposal to amend the Plan is required to approve the amendments. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

                              ELECTION OF DIRECTOR

       HHCA's Bylaws provide that the board of directors shall consist of not fewer than three nor more than nine directors, with the exact number to be fixed by the board of directors. The board of directors has fixed the number of directors at four. Pursuant to the Bylaws of HHCA, the directors are divided into three classes, which is required to be as nearly equal in number as possible. One class of directors is to be elected annually for a term of three years. The board of directors is currently comprised of two classes (Class A and Class B) of one director each and one class (Class C) of two directors.

       At the HHCA Annual Meeting shareholders will elect one Class B director to serve for a term of three years and until his successor is elected and qualified. Unless directed otherwise, the persons named in the enclosed Proxy intend to vote such Proxy "for" the election of the listed nominee or, in the event of inability of the nominee to serve for any reason, for the election of such other person as the board of directors may designate to fill the vacancy. The board has no reason to believe that the nominee will not be a candidate or will be unable to serve.

       The board of directors has nominated G. Michael Bellenghi to serve as the Class B director. Mr. Bellenghi currently serves as a director. The nominee has consented to being named in the Proxy Statement and to serve if elected. The following table sets forth information, as of the Record Date, concerning HHCA's directors and nominee for election to the board of directors:

                                                                             Director              Term
             Name                  Age                Position                 Since             Expires
--------------------------------------------------------------------------------------------------------------
Bruce J. Feldman/(1)/              48      Chairman of the Board,              1982      1998 Annual Meeting
                                           President and Chief Executive
                                           Officer

G. Michael Bellenghi/(1)(2)(3)/    49      Director                            1994      1997 Annual Meeting

Harvey Machaver/(1)(2)/            72      Director                            1985      1998 Annual Meeting

Joseph F. Trustey/(2)/             35      Director                            1995      1999 Annual Meeting

--------------------------

(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Nominee for Director.

       The following information about HHCA's directors and nominee for director is based, in part, upon information supplied by such persons.

       Bruce J. Feldman, the founder of HHCA, has served as President, Chief Executive Officer and Chairman of HHCA since it was founded in December 1982. Prior to founding HHCA, Mr. Feldman owned a Medicare-certified home health agency, which became a subsidiary of HHCA in 1982.

       G. Michael Bellenghi has been a director of HHCA since October 1994. Since January 1996, he has been the Chairman and Chief Executive Officer of Recordex Services, Inc., a medical records retrieval company located in Malvern, Pennsylvania. Mr. Bellenghi also serves as a director of F.Y.I. Incorporated, the parent company of Recordex Services, Inc., a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934. From 1990 to 1996, Mr. Bellenghi was the Chief Executive Officer of Paragon Management Group, Inc., a health care consulting company located in Malvern, Pennsylvania.

       Harvey Machaver has been a director of HHCA since December 1985. Since 1990, Mr. Machaver has been President of Scopus Evaluation Services ("Scopus"), a health care consulting firm located in New York, New York. Mr. Machaver is a fellow of the American College of Health Care Executives and a fellow of the New York Academy of Medicine.

       Joseph F. Trustey has been a director of HHCA since April 1995. From 1992 to the present, Mr. Trustey has been employed by Summit Partners, L.P., a venture capital firm, and currently serves as a general partner of that firm. From 1990 to 1992, Mr. Trustey was employed as a strategy consultant with the consulting firm of Bain & Company, Inc. Mr. Trustey is a director of Suburban Ostomy Supply Co., Inc., a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

Shareholder Nominations

       Pursuant to HHCA's Bylaws, no shareholder is permitted to nominate a candidate for election as a director unless the shareholder is present in person at the annual meeting and provides, in writing, to the Secretary of HHCA (a) information about the candidate that is equivalent to the information concerning the candidates nominated by the board of directors that was contained in HHCA's proxy statement for the immediately preceding meeting at which directors were elected if HHCA distributed a proxy statement to its shareholders in connection with such election of directors, or (b) if HHCA did not distribute a proxy statement, the following information about such candidate: (i) name, age, business and residence address of such candidate; (ii) any position, office or arrangement held with HHCA by such candidate and a description thereof; (iii) a description of any arrangement between the candidate and any other person(s) (naming such person(s)) pursuant to which he was nominated as a director; (iv) the candidate's principal occupation for the five years prior to the election;
(v) the number of shares of HHCA's stock beneficially owned by the candidate;
(vi) a description of any commercial transaction or series of transactions involving the candidate in which HHCA (or any of its affiliates) has a direct or indirect material interest in the transaction, including the amount of the transaction and the amount of the candidate's interest in the transaction; and
(vii) evidence of the consent of such candidate to serve as a director if elected. The Bylaws also require that the nominating shareholder provide HHCA with the following information: (a) the name and address as they appear on HHCA's stock transfer books of such nominating shareholder and of the beneficial owners (if any) of HHCA's capital stock registered in such shareholder's name and name and address of other shareholders known by the nominating shareholder to be supporting such candidate; (b) the class and number of shares of HHCA's capital stock which are held of record, beneficially owned or represented by proxy by such nominating shareholder and any other shareholders known to such nominating shareholder to be supporting such candidate as of the record date for the annual meeting in question (if such the shareholders of HHCA have then been given notice of such date) and as of the date of the nominating shareholder's notice. This information is required to be provided in writing at least four (4) months prior to the annual meeting of shareholders.

       If the board of directors or a designated committee thereof determines that any shareholder nomination was not timely made in accordance with the terms of the Bylaws or that the information provided by the nominating shareholder does not satisfy the informational requirements of the Bylaws in any material respect, then such nomination will not be considered at the annual meeting in question. If neither the board of directors nor such committee makes such a determination as to the nominating shareholder's compliance with the Bylaws, the judge(s) of election for the annual meeting, or if same have not been appointed pursuant to the Bylaws, the Chairman of the annual meeting is required to determine whether a nomination was made in accordance with these provisions. If the board of directors, a designated committee thereof, the judge(s) of election or the Chairman of the annual meeting, as the case may be, determines that a nomination was made in accordance with the Bylaws, the Chairman will so declare at the annual meeting and ballots will be provided for use at the meeting with respect to such candidate.

Board of Directors, Committees and Attendance at Meetings

       The board of directors of HHCA held four meetings during fiscal 1997. Each director attended 75% or more of the meetings of the board and committees of he was a member during fiscal 1997.

       The board of directors of HHCA has appointed a Compensation Committee to review and make recommendations to the board of directors regarding the salaries, bonuses and other forms of compensation for executive officers of HHCA and to administer various compensation and benefit plans. During fiscal 1997, the Compensation Committee held two meetings.

       The board of directors also has appointed an Audit Committee to, among other things, review HHCA's accounting practices, internal accounting controls and financial results and to oversee the engagement of HHCA's independent auditors. The Audit Committee held one meeting during fiscal 1997.

       The board of directors has not appointed a standing Nominating Committee.

Director Compensation

       Directors' Fees. Each director of HHCA who is not also an officer or employee of HHCA receives a fee of $1,000 for each meeting of the board of directors or any committee of the board of directors attended.

       Consulting Arrangements. HHCA has a consulting arrangement with Scopus, of which Mr. Machaver is the principal stockholder. In fiscal 1996, 1995 and 1994, HHCA paid consulting fees of approximately $44,000, $40,000 and $40,000, respectively, to Scopus.

       Stock Options. Under the Plan, each non-employee director was granted on November 13, 1995 an option to purchase 10,000 shares of Common Stock at an exercise price of $7.50 (the "Directors' Options"). The Directors Options are currently exercisable.

Security Ownership of Certain Beneficial Owners and Management

       The following table sets forth, as of December 1, 1997, certain information with respect to the beneficial ownership of the Common Stock (i) by each person who is known by HHCA to be the beneficial owner of more than 5% of the Common Stock, (ii) by each director of HHCA, (iii) by each executive officer of HHCA named in the Summary Compensation Table and (iv) by all directors and executive officers of HHCA as a group. Except as otherwise indicated, all information is as of the Record Date and the beneficial owners of the Common Stock listed below have sole investment and voting power with respect to such shares.


                                                                        Shares Beneficially Owned (2)
                                                                      ------------------------------------
        Name and Address of Beneficial Owner(1)                          Number              Percent
-------------------------------------------------------               -----------        -----------------
Bruce J. Feldman (3)...................................                   890,853                   9.6%

Fred J. Nicholas(4)....................................                    71,833                   0.8%

Bruce Colburn(5).......................................                    18,166                   *

Joseph Sterensis.......................................                         -                   -

Joseph J. Grilli(6)....................................                    18,333                   *

Joseph F. Trustey(7)...................................                    10,000                   *


G. Michael Bellenghi(7)................................                    10,000                   *

Harvey Machaver(8).....................................                    37,591                   *

Wasatch Advisors, Inc.(9) .............................                   868,975                   9.4%
                                                                          920,000                   9.9%
RCM Capital Management, L.L.C. (10)....................
                                                                          800,800                   8.7%
Wellington Management Co., L.L.P. (11).................

All Directors and Executive
   Officers as a group (15 persons)(12)................
                                                                        1,074,131                  11.6%

------------------------------------
*    Denotes less than 1.0%

(1) Except as otherwise shown, the address of each person listed above is in care of HHCA, 2200 Renaissance Boulevard, Suite 300, King of Prussia, PA 19406.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and includes voting or investment power with respect to the shares. Shares of HHCA Common Stock subject to securities exercisable within 60 days following December 1, 1997, are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.
(3) Includes 95,238 shares of HHCA Common Stock held by HHCA's Profit Sharing Plan, of which Mr. Feldman is sole voting trustee, 256,250 shares of HHCA Common Stock which may be acquired upon the exercise of stock options, and 5,000 shares of HHCA Common Stock which may be acquired upon the exercise of warrants.
(4) Includes 70,833 shares of HHCA Common Stock which may be acquired upon the exercise of options.
(5) Includes 16,666 shares of HHCA Common Stock which may be acquired upon the exercise of options.
(6) Includes 8,333 shares of HHCA Common Stock which may be acquired upon the exercise of options.
(7) Represents shares of HHCA Common Stock which may be acquired upon the exercise of options.
(8) Consists of 20,000 shares of HHCA Common Stock which may be acquired upon the exercise of warrants, 10,000 shares of HHCA Common Stock which may be acquired upon the exercise of options and 7,591 shares held jointly with Mr. Machaver's spouse.
(9) The shares of HHCA Common Stock are owned by a variety of investment advisory clients of Wasatch Advisors, Inc. ("Wasatch"), which clients receive dividends with respect to and proceeds from the sale of such shares. No such client is known to beneficially own more than 5% of the HHCA Common Stock. Wasatch has sole dispositive and voting power with respect to all 868,975 of the shares of HHCA Common Stock. The information set forth herein with respect to the beneficial ownership of the HHCA Common Stock is as of December 31, 1996 and is derived from a Schedule 13-G/A, filed August 25, 1997 by Wasatch with the Commission. The address of such beneficial owner is 68 S. Main Street, Suite 400, Salt Lake City, UT 84101.
(10) The shares of HHCA Common Stock are owned by a variety of investment advisory clients of RCM Capital Management, L.L.C. ("RCM"), which clients receive dividends with respect to and proceeds from the sale of such shares. No such client is known to beneficially own more than 5% of the HHCA Common Stock. RCM has sole dispositive power with respect to all 920,000 of the shares of HHCA Common Stock and sole voting power with respect to 820,000 of the shares of HHCA Common Stock. The information set forth herein with respect to the beneficial ownership of the HHCA Common Stock is as of October 1, 1997 and is derived from information supplied to HHCA by RCM. The address of such beneficial owner is 4 Embaracadero Center, Suite 3000, San Francisco, CA 94111.
(11) The shares of HHCA Common Stock are owned by a variety of investment advisory clients of Wellington Management Company ("Wellington"), which clients receive dividends with respect to and proceeds from the sale of such shares. No such client is known to beneficially own more than 5% of the HHCA Common Stock. Wellington has shared dispositive power with respect to all 800,800 of the shares of HHCA Common Stock and shared voting power with respect to 335,000 of the shares of HHCA Common Stock. The information set forth herein with respect to the beneficial ownership of the HHCA Common Stock is as of June 30, 1997 and is derived from information supplied to HHCA by Wellington. The address of such beneficial owner is 75 State Street, Boston, MA 02109.
(12) Includes 25,000 shares of HHCA Common Stock which may be acquired upon the exercise of warrants and 392,081 shares of HHCA Common Stock which may be acquired upon the exercise of options.

Executive Compensation

         Compensation Committee Report

         The Compensation Committee of HHCA's board of directors establishes HHCA's general compensation policies, compensation plans and specific compensation levels of HHCA's most highly compensated executive officers, and reviews the design, administration and effectiveness of compensation programs for other key executives. The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation, integrate pay with HHCA's annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements, and assist HHCA in attracting and retaining qualified executives.

         HHCA's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long term incentive compensation in the form of stock options and various benefits generally available to full-time employees of HHCA, including participating in group medical and life insurance plans. HHCA seeks to be competitive with Compensation programs offered by companies of a similar size within the health care industry based on formal and informal surveys conducted by HHCA.

         Decisions with respect to the compensation of Bruce Feldman, the Chairman, President and Chief Executive Officer of HHCA, Fred Nicholas, Chief Operating Officer of HHCA and Bruce Colburn, Chief Financial Officer of HHCA for fiscal 1997 were made by the Compensation Committee. Decisions with respect to the compensation of all other executive officers of HHCA are made by Mr. Feldman within the guidelines established by the Compensation Committee.

         Base Salary. Prior to the beginning of each fiscal year, financial and other goals are established for HHCA. Each executive officer is responsible for accomplishing the goals pertaining to his area of responsibility. At the end of each fiscal year, a performance review takes place with each executive officer to measure performance against those objectives. Base salary decisions are made based on the results of the performance review as well as other considerations such as the executive officer's level of responsibility, years of service with HHCA and professional background.

         Annual Incentive Compensation. For fiscal 1997 HHCA established a performance based bonus plan which awarded to executive officers bonus compensation up to 10% of base salary if certain financial goals were achieved. Information concerning bonus compensation paid to certain executive officers with respect to fiscal 1997 is set forth in the Summary Compensation Table.

         Stock Options. HHCA uses its Plan as a long-term incentive plan for executive officers and lay employees. The objectives of the Plan with respect to executive officers are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in HHCA. The Plan authorizes the Compensation Committee to award stock options to officers and key employees. Stock options granted to executive officers are based upon the level and degree of responsibility of the positions they hold. In general under the Plan, options are granted with an exercise price equal to the fair market value of the HHCA Common Stock on the date of grant and are exercisable according to a vesting schedule determined by the Compensation Committee at the time of grant. In fiscal 1997, the Compensation Committee granted options to purchase an aggregate of 348,833 shares of HHCA Common Stock under the Plan. Information concerning the option grants to certain executive officers is set forth in the Summary Compensation Table.

         Determination of Compensation of Chief Executive Officer. The Compensation Committee based Mr. Feldman's compensation for fiscal 1997 in part on a survey of compensation paid to the chief executive officers of companies comparable to HHCA. The Compensation Committee also considered Mr. Feldman's role in developing acquisition opportunities for HHCA, the achievement by HHCA of certain financial goals and the performance of the HHCA Common Stock.

         Policy with Respect to Section 162(m) of the Internal Revenue Code. Generally, Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held corporation, such as HHCA, for certain compensation exceeding $1,000,000 paid during a taxable year to the chief executive officer and the four other highest paid executive officers, excluding, among other things, certain performance-based compensation. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the Compensation Committee intends that the Employee and Consultant Equity Plan qualify for the performance-based exclusion. The Compensation Committee continually evaluates to what extent Section 162(m) will apply to its other compensation programs.

                           THE COMPENSATION COMMITTEE

                            Harvey Machaver, Chairman
                              G. Michael Bellenghi
                                Joseph F. Trustey

         Summary Compensation Table

         The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers of HHCA for services rendered in all capacities to HHCA for fiscal 1997, 1996 and 1995 (collectively the "named executive officers"):

                                                            Annual                Long Term
                                                        Compensation(1)          Compensation
                                                   ------------------------      ------------
                                                                                  Securities
           Name and                   Fiscal                                      Underlying           All Other
      Principal Position               Year          Salary        Bonus           Options            Compensation
------------------------------        ------        --------     ----------      -------------        -------------
Bruce J. Feldman,                      1997         $300,000     $        -            100,000            33,792/(2)/
  President and Chief                  1996          254,000         43,600             75,000            33,792/(2)/
  Executive Officer                    1995          244,869         25,000                  -            58,573/(3)/

Fred J. Nicholas                       1997          165,000              -             50,000                    -
  Chief Operating Officer,             1996          155,000         15,500             50,000                    -
  Corporate                            1995          127,728         14,000              5,000            14,000/(4)/

Bruce Colburn                          1997          150,000              -            150,000                    -
  Chief Financial Officer/(5)/         1996           30,850              -                  -                    -

Joseph Sterensis                       1997          140,000              -             20,000                    -
  Area Vice President,                 1996           92,035         33,333                  -                    -
  Florida Region/(6)/

Joseph J. Grilli                       1997          125,000              -             15,000                    -
  Area Vice President,                 1996          110,000         11,000             10,000                    -
  Northeast Region                     1995          108,769         10,500              5,000            10,500/(4)/

-----------------

/(1)/ Does not include the value of perquisites provided to certain executive officers which in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.
/(2)/ Consists of $15,460 of premiums on a split-dollar life insurance policy and $18,324 relating to indebtedness to HHCA that was forgiven upon the attainment of certain operating results.
/(3)/ Consists of $25,000 contributed to HHCA's pension and profit sharing plan, $15,000 of premiums on a split-dollar life insurance policy and $18,573 relating to indebtedness to HHCA that was forgiven upon the attainment of certain performance criteria.
/(4)/ Represents contributions to HHCA's pension and profit sharing plan.
/(5)/ Mr. Colburn became Chief Financial Officer in April 1996. Mr. Colburn resigned as Chief Financial Officer effective December 3, 1997.
/(6)/ Mr. Sterensis started with HHCA in October 1995 as the Director of
      Operations for HHCA's product locations in the Tampa, Florida area. He became Area Vice President, Florida Region, in April 1997.

         Option Grants in Last Fiscal Year

         The following table sets forth certain information concerning stock options granted during fiscal 1997 to the named executive officers. The following table also sets forth the potential realizable value over the term of the options (the period from grant date to the expiration date), based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts do not represent HHCA's estimate of future stock price. Actual realizable values, if any, of stock options will depend on the future performance of HHCA's common stock.

                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                                                                                  Annual
                                                                                           Rates of Stock Price
                                                                                             Appreciation For
                                                 Individual Grants                            Option Term (1)
                              --------------------------------------------------------    -----------------------
                               Number of       Percent of
                              Securities      Total Options
                              Underlying       Granted to
                               Options        Employees In     Exercise    Expiration
           Name                Granted         Fiscal Year      Price         Date           5%           10%
--------------------------    ----------      -------------    --------    ----------      --------    ----------
Bruce J. Feldman..........       100,000              28.7%      $11.00       7/15/06      $691,784    $1,753,117

Fred J. Nicholas..........        50,000              14.3%       10.00       7/15/06       314,447       796,871

Bruce Colburn.............       150,000              43.0%        9.00        4/8/06       849,008     2,151,552

Joseph Sterensis..........        20,000               5.7%        8.94        5/1/07       112,446       284,961

Joseph J. Grilli..........        15,000               4.3%       10.00       7/15/06        94,334       239,061

----------------------------

(1) Represents the difference between the market value of HHCA's common stock for which the option may be exercised, assuming that the market value of the common stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively, and the exercise price of the option. The rates of appreciation used in this table are prescribed by regulations of the Securities and Exchange Commission and are not intended to forecast future appreciation of the market value of the common stock.

         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

         The following table sets forth certain information concerning the exercise of stock options during fiscal 1997 and the number and value of unexercised options held at the end of fiscal 1997 by the named executive officers.

                                                            Number of Securities          Value of Unexercised
                                                           Underlying Unexercised       In-the-Money Options at
                                                            Options at Year-end            Fiscal Year-End(2)
                                                        ---------------------------    ---------------------------
                              Shares
                           Acquired on       Value
          Name               Exercise     Realized(1)   Exercisable   Unexercisable    Exercisable   Unexercisable
-------------------------  -----------    -----------   -----------   -------------    -----------   -------------
Bruce J. Feldman.........         -               -        106,250        68,750         $112,500        $37,500

Fred J. Nicholas.........     8,333         $93,746         52,083        49,584           41,667         35,003

Bruce Colburn............         -               -         16,666       133,334            8,333          6,667

Joseph Sterensis.........         -               -              -        20,000                -         11,200

Joseph J. Grilli.........     5,000          56,250          6,666        23,334           34,997         27,504

---------------------------
(1) Calculated by determining the difference between the last reported sales price of the common stock underlying the exercised Options on the date of exercise and the exercise price.
(2) Calculated by determining the difference between the last reported sales price of the common stock underlying the Options on June 30, 1997 and the exercise price for those Options where the exercise price of the Options exceeded the last reported sales price of the common stock.

         Employment Agreements

         Bruce J. Feldman. On September 1, 1995, HHCA entered into an employment agreement with Bruce J. Feldman, President and Chief Executive Officer of HHCA, for an initial term of three years, subject to automatic annual extensions of one year on August 31, 1996 and each anniversary thereafter. Pursuant to the terms of Mr. Feldman's employment agreement, Mr. Feldman is entitled to receive
(i) an annual base salary of $284,000, or such higher amount as the Compensation Committee may determine (the "Base Salary"), (ii) an annual cash bonus based on HHCA's achievement of specified levels of net income as determined by the Compensation Committee and (iii) a deferred annuity program of $15,000 per year and other benefits at least equivalent to those provided to HHCA's other executive officers. The Base Salary will be reviewed by the Compensation Committee on not less than an annual basis. Pursuant to the employment agreement, Mr. Feldman is also entitled to receive a car allowance of $9,000 per year and received a non-qualified stock option grant to purchase 100,000 shares of HHCA Common Stock at a per share exercise price of $11.00. Of the shares subject to this option, 50% vested immediately upon grant.

         Mr. Feldman's employment agreement may be terminated by HHCA with or without cause, which is defined to include, among other things, the material breach of the employment agreement by Mr. Feldman, gross negligence in the performance of his duties, conviction of a felony or commission of a material act of dishonesty or breach of trust with respect to HHCA. The employment agreement may also be terminated by Mr. Feldman for good reason, which includes, among other things, the demotion or removal of Mr. Feldman, a material diminishment of his responsibilities, a reduction in his Base Salary, failure to be re-elected to the Board or upon a change in control of HHCA. In the event of termination for good reason (including HHCA's failure to renew the term of the employment agreement) by Mr. Feldman, or without cause by HHCA, Mr. Feldman will be entitled to receive, among other things, regular payments of his Base

Salary for three years and have any unvested stock options and awards accelerate and become fully exercisable. In the event of termination by HHCA for cause or for any other reason, Mr. Feldman will be entitled to receive any unpaid salary and benefits through the date of termination. Under the employment agreement, Mr. Feldman is prohibited from disclosing confidential information during and after the term of the agreement. In addition, Mr. Feldman is prohibited from soliciting employees or customers of HHCA or engaging or participating in any business which competes with HHCA within a 100-mile radius of any of HHCA's branch offices while he is employed by HHCA and for one year thereafter or, in the event of termination by Mr. Feldman for good reason (including HHCA's failure to renew the term of the employment agreement) or by HHCA without cause, for three years thereafter.

         Fred J. Nicholas. HHCA entered into an employment agreement, dated as of January 1, 1995, with Fred J. Nicholas, Chief Operating Officer of HHCA, for a term of three and one-half years. Pursuant to the terms of Mr. Nicholas's employment agreement, Mr. Nicholas is entitled to receive (i) a base salary of at least $140,000 per year, (ii) incentive compensation as determined by the Compensation Committee and (iii) other benefits similar to those provided to HHCA's other officers. Mr. Nicholas's employment agreement may be terminated with or without cause by either party. In the event of termination by HHCA without cause, Mr. Nicholas will be entitled, under certain circumstances, to continue to receive regular payments of his base salary for a period of six months after the date of his termination. In all other cases, in the event that Mr. Nicholas's employment agreement is terminated, he is entitled to receive unpaid salary and benefits earned up to the date of termination. In the event that Mr. Nicholas's employment is terminated for any reason other than without cause by HHCA, he is prohibited from competing with HHCA for a period of two years after such termination.

         Joseph J. Grilli. HHCA entered into an employment agreement, dated as of July 1, 1996, with Joseph J. Grilli, Area Vice President, Northeast Region, for a term of three years. Pursuant to the terms of Mr. Grilli's employment agreement, Mr. Grilli is entitled to receive (i) a base salary of at least $125,000 per year, (ii) incentive compensation as determined by the Board of Directors, and (iii) other benefits similar to those provided to HHCA's other officers. Mr. Grilli's employment agreement may be terminated with or without cause by either party. In the event of termination by HHCA without cause, Mr. Grilli will be entitled, under certain circumstances, to continue to receive regular payments of his base salary for a period of 12 months after the date of his termination. In all other cases, in the event that Mr. Grilli's employment agreement is terminated, he is entitled to receive unpaid salary and benefits earned up to the date of termination. In the event Mr. Grilli's employment is terminated for any reason other than without cause by HHCA, he is prohibited from competing with HHCA for a period of one year.

Certain Relationships and Related Transactions

         On June 30, 1992, HHCA loaned the principal sum of approximately $95,000 to Bruce J. Feldman, its President and Chief Executive Officer. The loan matured on June 30, 1997 and was payable annually with interest at the rate of 8% per annum until paid in full. This note was forgiven in its entirety over a five-year period through June 30, 1997 as a result of HHCA achieving certain annual performance criteria.

Stock Performance Graph

         The graph which follows indicates the cumulative total return on HHCA Common Stock since November 8, 1995, the date the HHCA Common Stock began trading on the Nasdaq National Market, compared with the cumulative total return of companies on the Nasdaq National Market (U.S. Companies) and shares of all healthcare institutions tracked by Standard and Poors ("S&P Health Care"). Cumulative total return on the HHCA Common Stock or the index equals the total increase in value since November 8, 1995, assuming reinvestment of all HHCA Common Stock. The graph assumes that $100 was invested on November 8, 1995 in HHCA Common Stock and in each of the indexes.


                       [PERFORMANCE GRAPH APPEARS HERE]



                                             November 8, 1995          June 30, 1996          June 30, 1997
                                           --------------------     -------------------    ------------------
HHCA                                                $100                    $181                   $127
Nasdaq National Market (U.S.)                        100                     114                    139
S&P Health Care                                      100                     119                    182

                          APPROVAL OF AMENDMENTS TO THE
                    HOME HEALTH CORPORATION OF AMERICA, INC.
                    1995 EMPLOYEE AND CONSULTANT EQUITY PLAN

Background

         In September 1995, HHCA's shareholders approved the Plan, which replaced the amended and restated 1985 Incentive Compensation Plan. The Plan provides for the granting of options, among other awards, to purchase shares of HHCA's Common Stock to officers, directors, employees and consultants of HHCA or its subsidiaries. Options may be issued under the Plan which qualify as "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options that do not qualify as incentive stock options ("non-qualified options"). The Plan provides that up to 600,000 shares of HHCA's Common Stock may be issued under the Plan. HHCA has granted options exercisable for all of the shares available for issuance under the Plan.

         HHCA's board of directors has approved amending the Plan to increase the aggregate number of shares which may be issued under the Plan by 750,000 shares, from 600,000 shares to 1,350,000 shares. The amendment to the Plan is subject to approval by the shareholders of HHCA. The affirmative vote, either in person or by proxy, of a majority of shares cast on the proposal is required to approve the amendment to the Plan. The Board of Directors of HHCA unanimously recommends that shareholders vote "for" approval of the amendment to the Plan because it believes that the amendment to the Plan will advance the interest of HHCA and its shareholders by strengthening the ability of HHCA and its subsidiary corporations to attract, retain and motivate their respective officers, directors, employees and consultants.

         Set forth below is a summary of the provisions of the Plan as amended by the Board of Directors. This summary is qualified in its entirety by the detailed provisions of the Plan, as amended, set forth as Appendix "A" to this Proxy Statement.

Purpose of the Plan

         The purpose of the Plan is to promote the long term success of HHCA and its subsidiaries by encouraging employees and consultants to focus on critical long range objectives, attracting and retaining employees and consultants with exceptional qualifications, and linking employees and consultants directly to stockholder interests through the granting of awards under the Plan. The Board of Directors believes that stock options are an important aid in attracting, retaining and compensating, officers, directors, employees and consultants of the respective Boards of HHCA and its subsidiary corporations.

Awards

         The following types of awards or any combination of the following types of awards may be granted under the Plan: (i) "Options" (both incentive stock options and non-qualified options) to acquire HHCA Common Stock; (ii) "Stock Appreciation Rights" which entitle the grantee to receive an amount in cash, HHCA Common Stock, or a combination of cash and HHCA Common Stock, determined in whole or in part by reference to appreciation in HHCA Common Stock value; (iii) "Restricted Stock Awards," which entitle the grantee to acquire shares of HHCA Common Stock which generally may not be transferred; (iv) "Unrestricted Stock Awards," which entitle the grantee to acquire shares of HHCA Common Stock for a purchase price; (v) "Deferred Stock Awards" which award HHCA Common Stock to be delivered in the future; (vi) "Performance Awards," which entitle the grantee to receive, without payment, an award following the attainment of performance goals established by the committee administering the Plan; (vii) "Loans" either in connection with the purchase of HHCA Common Stock pursuant to an award under the

Plan or the payment of any federal, state or local income tax with respect to income recognized as a result of an award under the Plan; and (viii) "Supplemental Grants," which are cash awards in connection with an award under the Plan.

         The following table sets forth the number of Options granted pursuant to the Plan to each of the persons and groups of persons set forth in the table:


                                                                                          Number of
                                                                                  Options Granted Under the
                                 Name and Position                                           Plan
-----------------------------------------------------------------------------     ------------------------
Bruce J. Feldman, President and Chief Executive Officer and
         Chairman of the Board............................................                  175,000

Fred J. Nicholas, Chief Operating Officer.................................                  101,667

Bruce Colburn, Chief Financial Officer....................................                  150,000

Joseph Sterensis, Area Vice President, Florida Region.....................                   20,000

Joseph J. Grilli, Area Vice President, Northeast Region...................                   25,000

All executive officers ...................................................                  546,667

All directors who are not executive officers..............................                   30,000

Nominee for reelection as director........................................                   10,000

All employees including officers who are not executive officers...........                   23,333
----------------------------------------------------------------------------      ------------------------

Eligibility and Administration

         Employees of HHCA or any of its subsidiaries and all persons performing advisory or other services for HHCA or any of its subsidiaries ("Consultants") are eligible to receive awards under the Plan. Members of the Board of Directors of HHCA who are not employees of HHCA or any of its subsidiaries are eligible to receive awards of non-qualified stock options only. As of June 30, 1997, HHCA and its subsidiaries had approximately 3,100 employees.

         The Plan is administered by a committee (the "Committee") consisting of two or more directors of HHCA, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the full authority to, among other things: (1) select the participants to whom awards under the Plan may be granted, (2) determine the type, number, vesting requirements and other terms and conditions of awards under the Plan, (3) waive compliance by a participant with any obligation, (4) prescribe the form of instrument evidencing each award under the Plan, (5) amend or cancel any award under the Plan (except, without the consent of a holder or if authorized by the award under the Plan, such amendment or cancellation as would adversely effect the rights of a holder), (6) interpret and construe the Plan, (7) implement and amend rules and regulations to administer the Plan, and (8) make all other determinations necessary or advisable for the administration of the Plan. The Committee may delegate to HHCA's Chief Executive Officer the authority to grant awards under the Plan to participants who are not officers or directors of HHCA. Members of the Committee and the HHCA Board of Directors are entitled to indemnification for costs, liabilities or expenses incurred in connection with their actions or the failure to take action under the Plan.

         The granting of an award under the Plan is entirely within the discretion of the Committee and no employee or consultant has any implied right to participate in the Plan. In determining whether to make an award under the Plan, the Committee considers the positions and responsibilities of the employee or consultant, their past performance and contribution to HHCA's growth and expansion, the value of their services to HHCA, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent.

Aggregate Number of Shares and Adjustment

         The aggregate number of shares of HHCA Common Stock for which awards may be granted under the Plan is 1,350,000. Among other things, the aggregate number of shares issuable under the Plan, the number of shares issuable under each outstanding award under the Plan and the exercise price under each outstanding award under the Plan are subject to adjustment as deemed appropriate by the Committee to reflect a subdivision of the outstanding shares of HHCA Common Stock declaration of a stock dividend, declaration of a dividend payable in a form other than the HHCA Common Stock in an amount that has a material effect upon the price of the HHCA Common Stock, a combination of the outstanding HHCA Common Stock, a recapitalization, spinoff, stock split or other similar occurrence. The number of shares and the exercise price under the outstanding awards under the Plan may also be adjusted for material changes in accounting practices or principles, mergers, consolidations, acquisitions or dispositions of stock or any other event determined by the Committee as it deems appropriate to avoid distortion in the operation of the Plan, except that no such adjustment may be made with respect to any Incentive Option if it would constitute a modification, extension or renewal of the Incentive Option within Section 425(h) of the Code. In the event of a merger or other reorganization, outstanding awards under the Plan will be subject to the terms of the agreement of merger or reorganization which may provide for assumption thereof by the surviving corporation or its parent. No fractional shares will be issued under the Plan.

No Shareholder Rights Regarding Awards

         Except for certain rights associated with Restricted Stock (see "Restricted Stock" below), no award under the Plan confers on any participant any of the rights of a shareholder of HHCA unless and until shares of HHCA Common Stock are duly issued or transferred to the participant in accordance with the terms of the award under the Plan.

Termination of Service; Death

         Upon termination of employment or the consulting, service or other relationship of a participant by reason of death or permanent disability (as determined by the Committee) (a "Status Change"), all Options and Stock Appreciation Rights held by the participant, to the extent then exercisable, will continue to be exercisable by the participant's heirs, executor, administrator or other legal representative for a period of one year (but in no event later than the expiration date) after which time the Option or Stock Appreciation Rights will terminate. All Options and Stock Appreciation Rights held by a participant at the time of a Status Change by reason of death or permanent disability which are not exercisable will terminate. All Restricted Stock held by a participant at the time of termination of employment or the consulting, service or other relationship by reason of death or disability will become free of all restrictions and conditions. Payments or benefits pursuant to a Deferred Stock Award, Performance Award or Supplemental Grant to which a participant was not irrevocably entitled at such time will be forfeited and such award will be canceled.

         Upon termination of employment or the consulting, service or other relationship of a participant by reason other than death or permanent disability, all Options and Stock Appreciation Rights held by a participant at such time, to the extent exercisable, will continue to be exercisable for a period of three months

(but in no event later than the expiration date). Thereafter, all such Options and Stock Appreciation Rights will terminate. All Options and Stock Appreciation Rights held by a participant at the time of a Status Change by reason other than death or permanent disability which are not exercisable will terminate. All Restricted Stock held by a participant at the time of a Status Change or by reason other than death or permanent disability will become free of restrictions and conditions unless such termination was for Cause (as defined in the Plan), in which event such Restricted Stock will be transferred to HHCA. Payments or benefits under a Deferred Stock Award, Performance Award or Supplemental Grant to which a participant was not irrevocably entitled at the time of such termination of employment will be forfeited.

Transfer Restrictions Under the Plan; Conditions of Issuance

         No right or interest of a participant in any award under the Plan or under the Plan may be assigned or transferred by a participant otherwise than by will or pursuant to the laws of descent and distribution.

Exercise of Awards

          under the Plan are not exercisable until at least six months after the date of grant.

Regulatory Requirements

         HHCA is not required to deliver any shares until, in the opinion of Company counsel, all applicable federal, state and foreign laws and regulations have been complied with, including registration under the Securities Act of 1933.

Payment of Shares

         Except for Incentive Options, with respect to which payment may be made only as provided in the Stock Option Agreement, the exercise price of shares issued upon exercise of an award under the Plan may be made in cash, certified check, bank draft or money order, or, at the discretion of the Committee, HHCA Common Stock which has been owned by the participant for more than six months (which will be valued at their fair market value on the date of purchase), full-recourse promissory note, delivery of an irrevocable direction to a broker to sell HHCA Common Stock and deliver the proceeds to HHCA, pledge of stock or other means approved by the Committee.

         Under the terms of the Plan, the Board of Directors could interpret the provision of the Plan which allows payment of the option price in shares of HHCA Common Stock to permit the "pyramiding" of shares in successive, simultaneous exercises. As a result, a participant could initially exercise an award under the Plan in part, acquiring a small number of shares of Common Stock and immediately thereafter effect further exercises of the award, using the shares of HHCA Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit participant to pay the exercise price by using a single share of HHCA Common Stock or a small number of shares of HHCA Common Stock and to acquire a number of shares of HHCA Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the award relates over (b) the aggregate exercise price under the award.

Determination of Fair Market Value

         For purposes of determining the fair market value of HHCA Common Stock under the Plan, the fair market value of HHCA Common Stock on any particular day means the closing price of a share of HHCA's Common Stock on a stock exchange on which such shares are then traded, or the last transaction price quoted on the Nasdaq National Market System, or, if the common stock is traded on the over-the-counter but is not classified as a national market issue, then the closing bid price as quoted on the Nasdaq System, or, if none of the foregoing is applicable, a price determined by the Committee.

Options

         The Committee is authorized to grant to participants awards consisting of Options evidenced by a Stock Option Agreement exercisable for such number of shares of HHCA Common Stock as the Committee shall determine. Each Stock Option Agreement shall specify, among other things: (i) whether the option is an Incentive Option or Non-Qualified Option; (ii) the number of shares subject to the option (subject to adjustment as described above); (iii) the exercise price per share (provided, however, that the exercise price of Incentive Options shall not be less than the fair market value of a share of HHCA Common Stock on the date of grant of such Incentive Option or 110% in the case of an employee who at the time of grant is deemed to own stock possessing more than ten percent (10%) of the total combined voting power of all classes of HHCA Common Stock (a "Ten Percent Shareholder"); (iv) the date when all or part of the Option becomes exercisable; (v) the term of each Option (provided, however, that the term of each Incentive Option shall not exceed a period of ten years from the date of grant or five years in the case of a Ten Percent Shareholder); (vi) and the method by which the exercise price may be paid.

         No Option granted under the Plan is transferable other than by will or by the laws of descent and distribution. No Option may be assigned, pledged, or hypothecated.

         Except as described above, an Option may be exercised during the lifetime of an optionee only by such person or his legal guardian or representative in the event of mental incapacity.

         Within the limitations of the Plan, the Committee may modify, extend, grant replacement options, waive compliance with obligations or waive conditions or provisions of an Option. Notwithstanding the foregoing, no modification may materially adversely affect an optionee's rights, and certain limitations exist with respect to modification of Incentive Options.

Outside Director's Options

         Upon the consummation of HHCA's initial public offering in November 1995, members of the Board of Directors who were not employees of HHCA ("Outside Directors") received a one-time grant of a Non-Qualified Option to purchase 10,000 shares of HHCA Common Stock at an exercise price of $7.50. Thereafter, when an Outside Director first becomes a member of HHCA's Board of Directors, such Outside Director automatically receives a one-time grant of a Non-Qualified Option to purchase 10,000 shares of Common Stock with an exercise price equal to the fair market value of the HHCA Common Stock on the date of grant. Non-Qualified Options granted to Directors become exercisable six months after the grant date and are 50% vested as of the grant date, 75% vested one year after the date of grant and 100% vested two years after the date of grant. All Non-Qualified Options granted to Outside Directors under the Plan become exercisable in full in the event of termination of such Outside Directors' service because of death, total and permanent disability or voluntary retirement at or after age 65. Non-Qualified Options granted to Outside Directors terminate on the earlier of (i) the fifth anniversary of the date of grant; (ii) three months after termination of service for reason other than death or total and permanent disability or (iii) six months after termination of service because of death or total and permanent disability.

Stock Appreciation Rights

         The Committee is authorized to grant awards consisting of Stock Appreciation Rights to participants on the following terms and conditions.

         Each Stock Appreciation Right, in general, entitles a participant to receive, with respect to each share of HHCA Common Stock as to which the right is exercised, the excess of (i) the shares' fair market value on the date of exercise, over (ii) the fair market value on the date of the grant. The Committee determines (A) the time or times at which a Stock Appreciation Right may be exercised in whole or in part; (B) the method of exercise, settlement, and form of consideration payable in settlement; (C) the method by which HHCA Common Stock will be delivered or deemed to be delivered; and (D) whether or not a Stock Appreciation Right shall be in tandem with any other award.

         The Committee may provide at the time of grant for adjustments in the amount to be received upon exercise of the Stock Appreciation Right based upon rules established by the Committee to take into account the relative performance of HHCA Common Stock. The Committee may also grant Stock Appreciation Rights which entitle the holder to receive upon a Change in Control (as defined in the Plan) an amount equal to the difference in value of the HHCA Common Stock during a period preceding the Change in Control and the fair market value of the HHCA Common Stock on the date of grant.

         Stock Appreciation Rights may be granted either alone or in tandem with Options granted under the Plan. A Stock Appreciation Right granted in tandem with a Non-Qualified Option may be granted either at or after the time the Option is granted, whereas a Stock Appreciation Right granted in tandem with Incentive Options may be granted only at the time the Option is granted.

         Stock Appreciation Rights granted in tandem with Options are exercisable only at such time and to the extent that the related Option is exercisable and in accordance with procedures for exercise of the related Option. Stock Appreciation Rights granted in tandem with Options terminate upon the termination or exercise of the related Option (unless the Stock Appreciation Right is for less than the full number of shares subject to the Option), are transferable only with the related Option and, with respect to Stock Appreciation Rights granted in tandem with an Incentive Option, may be exercised only when the market price of the HHCA Common Stock exceeds the exercise price of such Option. Options with respect to which a Stock Appreciation Right has been granted in tandem terminate upon exercise of the Stock Appreciation Right.

         Stock Appreciation Rights not granted in tandem with an Option become exercisable at such times and upon such terms and conditions as specified by the Committee. Exercise of such Stock Appreciation Right's must be in writing delivered to HHCA.

Restricted Stock

         The Committee is authorized to grant awards consisting of Restricted Stock, which are subject to restrictions the Committee may impose. A participant who is granted a Restricted Stock Award has no rights with respect to such award unless the participant accepts the award by written instrument delivered to HHCA accompanied by payment in full of the purchase price, if any. Except to the extent restricted under the terms of the Plan, a participant granted Restricted Stock has all of the rights of a shareholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon. Unless the Committee determines otherwise, certificates representing shares of Restricted Stock remain in the possession of HHCA until the restrictions have lapsed. Except as otherwise provided, if a participant's employment or relationship as a consultant terminates for any reason, such Restricted Stock must be offered to HHCA for purchase for the amount paid (or forfeited if no cash was paid). Restrictions lapse at such time and upon such conditions as determined by the Committee.

Unrestricted Stock

         The Committee may approve the sale of shares of HHCA Common Stock without restrictions for any price not less than par value.

Deferred Stock

         The Committee is authorized to grant awards consisting of Deferred Stock which generally confer upon the participant the right to receive delivery of the shares at such time, and on such terms and conditions specified by the Committee.

Performance Awards

         The Committee is authorized to grant to participants Performance Awards based upon attainment of goals set by the Committee.

Loans and Supplemental Grants

         In connection with any award under the Plan, the Committee may, in its sole discretion, make Loans and Supplemental Grants and determine their terms and conditions. Supplemental Grants may not exceed the amount of any federal, state or local income tax for which a participant may be liable with respect to an award, plus an additional amount intended to make the participant whole on an after-tax basis.

Applicability of ERISA

         The Plan is not qualified under Section 401(a) of the Code, and is not subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA").

Tax Withholding

         The recipient of an award is required to make arrangements satisfactory to HHCA for the satisfaction of any tax withholding obligations that arise by reason of receipt or vesting of payment or property. HHCA is not required to issue any HHCA Common Stock or make any cash payment until such obligation is satisfied. The Committee may permit a recipient to satisfy withholding obligations by having HHCA withhold shares or surrendering a portion of HHCA Common Stock previously issued, which will be valued at fair market value on the date when taxes would otherwise be withheld in cash, subject to such restrictions as HHCA may determine including restrictions under the Exchange Act.

Amendment or Termination

         Under the Plan, the Board of Directors of HHCA may, at any time and for any reason, amend or terminate the Plan, except that the provisions relating to Outside Directors may not be amended more than once in any six month period. An amendment of the Plan is subject to approval of HHCA's shareholders only to the extent required by applicable law. The termination or amendment of the Plan will not affect any awards previously granted.

Federal Income Tax Consequences

         The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the Plans and is qualified in its entirety by references to the Code, and the regulations adopted pursuant thereto. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. Each participant who acquires shares of HHCA Common Stock under the Plan should consult his or her own tax advisor with respect to his or her individual tax position and the effect of any legislative revisions on such position.

         The federal income tax consequences applicable to officers, directors, and other persons subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences to such persons are described below with respect to awards made if and after shareholder approval is obtained, as set forth hereunder. However, such description is not intended to be complete and persons subject to Section 16(b) should consult their own tax advisors for more specific information, and particularly as it relates to awards made prior to the date of such shareholder approval.

         Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option (see, however, discussion of alternative minimum tax below) granted pursuant to the Plan. If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and HHCA will not be entitled to any deduction. The reduced rate of tax (20%) on certain net capital gains added to the Code by the Taxpayer Relief Act of 1997 requires a holding period of more than 18 months. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and HHCA will receive a corresponding deduction, in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Stock Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1994, the Revenue Reconciliation Act of 1994 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Stock Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

         Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or HHCA on the grant of Non-Qualified Stock Options pursuant to the Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. HHCA will be entitled to a federal income tax deduction (subject to the limitations contained in Section 162(m)) in an amount equal to such excess, provided that HHCA complies with applicable reporting rules.

         Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long term capital gain less net short term capital loss) is subject to a maximum rate of 28%. The reduced rate of tax on certain net capital gains added to the Code by the Taxpayer Relief Act of 1997 requires a holding period of more than 18 months. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See "Incentive Stock Options." The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

         Stock Appreciation Rights ("SARs"). A participant who is awarded a SAR will not have taxable income upon the grant of such SAR and HHCA will not be entitled to a tax deduction by reason of such grant. Upon the exercise of a SAR, a participant will recognize fully taxable ordinary income equal to the amount of cash and the fair market value of any shares received. HHCA may generally claim a deduction at that time equal to the amount recognized as ordinary income by the participant.

         Restricted Stock. Unless an election is made as described below, a participant who is awarded Restricted Stock will not recognize any taxable income as of the date such award is granted. At such time or times as shares of Restricted Stock become transferable or not subject to a substantial risk of forfeiture, a participant will recognize ordinary income in an amount equal to the fair market value of such shares of Common Stock, without regard to any applicable restrictions on resale. To the extent dividends are paid on shares of Restricted Stock prior to their becoming transferable or not subject to a substantial risk of forfeiture, such dividend payments will be treated as additional compensation and not as dividend income.

         Within thirty (30) days after receipt of an award of Restricted Stock, a participant may elect to include in taxable income an amount equal to the fair market value of the shares subject to the award at the time of receipt determined without regard to any applicable restrictions on resale. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such an election, a participant will not be entitled to a tax deduction. An election may not be revoked without the consent of the Internal Revenue Service. Compensation income received in respect of a Restricted Stock Award will constitute ordinary income. For purposes of determining the amount of taxable gain or loss upon a subsequent distribution of shares issued pursuant to such an award, the amount recognized as compensation income to a participant will be treated as the cost basis for such shares. Shares must be held for more than one year after vesting (or in the event of an election as described above, after receipt of Restricted Stock) to qualify generally for long-term capital gain treatment, and more than eighteen (18) months) to be eligible for the reduced rate of tax (20%) adopted by the Taxpayer Relief Act of 1997 for certain long-term capital gains. HHCA will be entitled to a deduction in the year of vesting (or if a participant makes the election described above, in the year in which the award is granted) in an amount equal to the compensation income recognized by a participant.

         Deferred Stock. On such dates shares are delivered to participants upon the expiration of the deferral period specified for Deferred Stock under the applicable award, a participant will recognize taxable compensation income in an amount equal to the fair market value of shares delivered as of such date. HHCA will be entitled to a deduction in the year during which shares are delivered pursuant to a Deferred Stock Award in an amount equal to the compensation income recognized by a participant.

         Limitation on HHCA's Deduction. In general, HHCA is entitled to a deduction in such amount and at such time as ordinary income is recognized by a participant under the Plans. Section 162(m) of the Code will generally limit to $1,000,000 HHCA's federal income tax deduction for compensation paid in any year to each of its Chief Executive Officer and its four highest paid executive officers, to the extent that such compensation is not performance based. Compensation under the Plan will not qualify as performance based compensation and therefore may be subject to the $1,000,000 limitation on deduction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires HHCA's directors and executive officers, and persons who beneficially own more than ten percent of HHCA's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of HHCA. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish HHCA with copies of all Section 16(a) forms they file.

         To HHCA's knowledge, based solely on a review of the copies of such reports furnished to HHCA during or with respect to HHCA's most recent fiscal year and written representations that no other reports were required, all
Section 16(a) filing requirements applicable to HHCA's officers, directors and greater than ten-percent beneficial owners were complied with during fiscal 1997, except that during fiscal 1997, Bruce Colburn failed to timely file one report of a change in ownership of equity securities of HHCA with respect to one transaction.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for the 1998 Annual Meeting of Shareholders must be submitted to HHCA by September 16, 1998 to receive consideration for inclusion in HHCA's Proxy Statement.

                             APPOINTMENT OF AUDITORS

         The board of directors has appointed Coopers & Lybrand L.L.P., independent accountants, to serve as HHCA's independent auditors for the year ending June 30, 1998. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the HHCA Annual Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if they so desire.

                                  OTHER MATTERS

         HHCA is not presently aware of any matters (other than procedural matters) which will be brought before the HHCA Annual Meeting which are not reflected in the attached Notice of the Meeting. The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the HHCA Annual Meeting: (i) matters which HHCA does not know, a reasonable time before the proxy solicitation, are to be presented at the HHCA Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the HHCA Annual Meeting. In connection with such matters, the persons named in the enclosed Proxy will vote in accordance with their best judgment.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

         This Proxy Statement is accompanied by HHCA's Annual Report to Shareholders for fiscal 1997.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF HHCA'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 1997 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST TO:

                          HOME HEALTH CORPORATION OF AMERICA, INC.
                          2200 Renaissance Boulevard
                          Suite 300
                          King of Prussia, PA 19406
                          Attention: Tina Labant

                                     By Order of the Board of Directors



                                     Bruce J. Feldman
                                     President and Chief Executive Officer

King of Prussia, Pennsylvania
January 14, 1998

                                  APPENDIX "A"


                    HOME HEALTH CORPORATION OF AMERICA, INC.
                              AMENDED AND RESTATED
                    1995 EMPLOYEE AND CONSULTANT EQUITY PLAN
                    ----------------------------------------


                             ARTICLE I. BACKGROUND.
                             ---------  ----------

         1.1 Establishment of the Plan. The Company had established this Plan
             -------------------------
known as the "1995 Employee and Consultant Equity Plan" on September 15, 1995. Under this Plan, Options (ISOs, NSO or both), Stock Appreciation Rights, Restricted, Unrestricted and Deferred Stock Awards, Performance Awards, Loans, Supplemental Grants, or any combination thereof may be awarded.

         1.2 Purpose. The purpose of this Plan is to promote the long term
             -------
success of the Company and its Subsidiaries by (i) encouraging Employees and Consultants to focus on critical long range objectives, (ii) attracting and retaining Employees and Consultants with exceptional qualifications and (iii) linking Employees and Consultants directly to stockholder interests through the granting of Awards.

                            ARTICLE II. DEFINITIONS.
                            ----------  -----------

         2.1 "Award" shall mean an Option, Stock Appreciation Right, Restricted,
              -----
Unrestricted or Deferred Stock Award, Performance Award, Loan, Supplemental Grant, or any combination thereof made under this Plan.

         2.2 "Board" shall mean The Company's Board of Directors, as constituted
              -----
from time to time.

         2.3 "Change in Control" means: (i) the occurrence of an event that
              -----------------
would, if known to The Company's management, be required to be reported by The Company under Item 1(a) of Form 8-K pursuant to the Exchange Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of 50% or more of the combined voting securities ordinarily having the right to vote for the election of directors of The Company; or (iii) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board on the Effective Date cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board; or (iv) the sale, exchange or other disposition of all or a significant portion of The Company's business or assets, or the execution by The Company of a binding agreement providing for such a transaction; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such Change of Control, that no Change of Control has or will have occurred.

         2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended
              ----
from time to time, and the regulations thereunder.

         2.5 "Committee" shall mean a committee which consists of members of the
              ---------
Board and which has been designated by the Board to have the general responsibility for the administration of this Plan.

         2.6  "Common Shares" shall mean the Common Stock, no par value per
               -------------
share of HHCA.

         2.7  "Company" shall mean Home Health Corporation of America, Inc., a
               -------
Pennsylvania corporation.

         2.8  "Consultant" shall mean any person performing advisory or other
               ----------
services for The Company or any of its Subsidiaries.

         2.9  "Deferred Stock Award" shall mean an award of Common Shares to be
               --------------------
delivered to the Participant in the future.

         2.10 "Effective Date" shall mean the date upon which The Company's
               --------------
contemplated initial public offering is consummated.

         2.11 "Employees" shall mean common law employees of The Company or any
               ---------
of its Subsidiaries.

         2.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended, and all rules and regulations promulgated thereunder.

         2.13 "Exercise Price" shall mean the amount for which one Common Share
               --------------
may be purchased upon exercise of an Award.

         2.14 "Fair Market Value" shall mean the market price of the Common
               -----------------
Shares, determined by the Committee as follows:

              (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the closing bid price quoted by the NASDAQ system for such date;

              (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

              (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

              (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on prices reported in the Eastern Edition of the Wall Street Journal.
                                                          -------------------
Such determination shall be conclusive and binding on all persons.

         2.15 "ISO" shall mean an incentive stock option described in Section
               ---
422(b) of the Code.

         2.16 "Loans" shall mean a loan to a Participant either in connection
               -----
with the purchase of Common Shares under an Award or the payment of any federal, state or local income tax with respect to income recognized as a result of the Award.

         2.17 "NSO" shall mean a stock option not described in Sections 422 or
               ---
423 of the Code.

         2.18 "Option" shall mean an ISO or NSO granted under this Plan and
               ------
entitling the holder to purchase one Common Share.

         2.19 "Optionee" shall mean an individual or estate who holds an Option.
               --------

         2.20 "Outside Director" shall mean a member of the Board who is not a
               ----------------
common-law employee of The Company or of a Subsidiary.

         2.21 "Participants" shall mean those Employees and Consultants who, in
               ------------
the opinion of the Committee, are in a position to make a significant contribution to the success of The Company and who receive Awards under this Plan.

         2.22 "Plan" shall mean this Home Health Corporation of America, Inc.
               ----
1995 Employee and Consultant Equity Plan, as it may be amended from time to time.

         2.23 "Performance Award" shall mean an Award entitling the Participant
               -----------------
to receive, without payment, an Award or Awards following the attainment of such performance goals as the Committee may determine.

         2.24 "Restricted Stock Award" shall mean an Award entitling the
               ----------------------
Participant to acquire, for a purchase price not less than par value, Common Shares which except as otherwise specifically provided by this Plan or the Award, may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred.

         2.25 "Stock Appreciation Right" shall mean an Award entitling the
               ------------------------
Participant to receive an amount in cash, Common Shares or a combination thereof, determined in whole or in part by reference to appreciation in Common Share value.

         2.26 "Stock Option Agreement" shall mean the agreement among The
               ----------------------
Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

         2.27 "Status Change" shall mean termination of employment of a
               -------------
Participant who is an Employee or the termination of the consulting, service or other relationship of a Participant who is not an Employee.

         2.28 "Subsidiary" shall mean any present or future corporation which is
               ----------
a "subsidiary corporation" of The Company as defined in Code Section 424.

         2.29 "Ten Percent Shareholder" shall mean any Employee who at the time
               -----------------------
of grant owns directly or is deemed to own by reason of attribution set forth in
Section 425(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of The Company or any of its Subsidiaries.

         2.30 "Unrestricted Stock Award" shall mean an Award entitling the
               ------------------------
Participant to acquire for a purchase price of not less than par value, of Common Shares.

         2.31 "Supplemental Grant" shall mean a cash award to a Participant in
               ------------------
connection with an Award.

                          ARTICLE III. ADMINISTRATION.
                          -----------  --------------

     3.1   Administration By Committee. The Plan shall be administered by the
           ---------------------------
Committee, unless the Board, in its discretion, shall determine otherwise. In the event that at any time the Board decides to administer this Plan, all references herein to the Committee shall be deemed to be references to the Board. The Committee shall have plenary authority in its sole discretion not inconsistent with the express provisions of this Plan to (a) select the Participants who are to receive Awards under this Plan, (b) determine the type, number, vesting requirements and other terms and conditions of such Awards, (c) prescribe and amend the form or forms of instruments evidencing Awards and any other instruments required under this Plan, (d) waive compliance by a Participant with any obligations to be performed by the Participant under an Award, (e) amend or cancel an Award in whole or in part (except that the Committee may not, without the consent of the holder of such Award, unless specifically authorized by the terms of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder), (f) interpret and construe any and all provisions of this Plan, (g) implement and amend rules and regulations for administering this Plan, and (h) make all other determinations necessary or advisable for administering this Plan. The Committee's determination concerning the foregoing matters shall be conclusive and binding upon all persons. The Committee may delegate to The Company's Chief Executive Officer the authority to grant Awards to Participants who are not officers or directors of The Company.

     3.2   Committee Composition. The Committee shall consist of two or more
           ---------------------
members appointed by the Board. A majority of the members of the Committee shall constitute a quorum, and all determinations by the Committee under this Plan may be made without notice or meeting of the Committee signed by a majority of the Committee members. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

     3.3   Indemnification. Each person who is or who shall be a member of the
           ---------------
Committee or the Board is hereby indemnified and held harmless by The Company, to the fullest extent permitted by law, from and against any cost, liability or expense (including reasonable attorneys' fees) imposed or incurred in connection with such person's, the Committee's or the Board's, as may be applicable, taking or failing to take any action under this Plan, excluding such person's wilful misconduct. Each such person, the Committee and the Board may rely on information furnished in connection with this Plan's administration by any appropriate person or persons.

     3.4   No Implied Right to Participate. The granting of an Award under this
           -------------------------------
Plan shall be entirely within the discretion of the Committee. Nothing contained in this Plan shall be construed to give any Employee or Consultant any right to participate in this Plan.

                     ARTICLE IV. SHARES AVAILABLE FOR GRANT.
                     ----------  --------------------------

     4.1   Basic Limitation. Any Common Shares issued pursuant to this Plan may
           ----------------
be authorized but unissued shares or treasury shares. The aggregate number of Common Shares for which Awards may be granted under this Plan shall not exceed One Million Three Hundred Fifty Thousand (1,350,000) shares. The limitation set forth in this Section 4.1 shall be adjusted pursuant to Article V.

     4.2   Additional Shares. If any Awards are forfeited or terminated for any
           -----------------
reason prior to being exercised, then the Common Shares subject to such Awards shall again become available for issuance under this Plan.

     4.3   Fractional Shares. No fractional Common Shares shall be delivered
           -----------------
under this Plan.

                     ARTICLE V. PROTECTION AGAINST DILUTION.
                     ---------  ---------------------------

     5.1   Common Share Adjustments. In the event of a subdivision of the
           ------------------------
outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise), a recapitalization, a spinoff, a stock split or other similar occurrence, the Committee may make appropriate adjustments in one or more of (a) the number of Common Shares available for future Awards under Article IV, (b) the number of Options to be granted to Outside Directors under Section 6.2, (c) the number of Common Shares covered by each outstanding Award or (d) the Exercise Price under each outstanding Award. Except as provided in this Article V, a Participant shall have no rights by reason of any issuance by The Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

     5.2   Other Adjustments. In the event that The Company is a party to a
           -----------------
merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to Article XII, such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by The Company (if The Company is a surviving corporation), for accelerated vesting or for settlement in cash. The Committee may also adjust the number of Common Shares subject to outstanding Awards, the Exercise Price of the outstanding Awards and the terms of the outstanding Awards, to take into consideration material changes in accounting practices or principles, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of this Plan, provided that no such adjustment shall be made in the case of an ISO if it would constitute a modification, extension or renewal of the ISO within the meaning of Section 425(h) of the Code.

                            ARTICLE VI. ELIGIBILITY.
                            ----------  -----------

     6.1   General Rules. Only Employees and Consultants shall be eligible to
           -------------
receive Awards by the Committee. In determining whether to make an Award, the Committee shall consider the positions and responsibilities of the Employee or Consultant, their past performance and contributions to The Company's growth and expansion, the value of their services to The Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion. Outside Directors shall only be eligible for the grant of the Awards described in Section 6.2.

     6.2   Outside Directors. Notwithstanding any provision of this Plan to the
           -----------------
contrary, the participation of Outside Directors in this Plan shall be subject to the following restrictions:

           (a) Outside Directors shall not be eligible to receive Awards except for the NSOs described in this Section 6.2.

           (b) On the later of (i) the Effective Date, or (ii) the date when an Outside Director first becomes a member of the Board, such Outside Director shall receive a one-time grant of an NSO covering 10,000 Common Shares (subject to adjustment under Article 5). Such NSO shall become exercisable six months after the date of grant and shall vest as follows:


                  Percent Vested                Date of Vesting
                  --------------                ---------------
                        50%                     Date of grant
                        75%                     One year after date of grant
                       100%                     Two years after date of grant

           (c) All NSOs granted to an Outside Director under this Section 6.2 shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, total and permanent disability or voluntary retirement at or after age 65.

           (d) The Exercise Price under all NSOs granted to an Outside Director under this Section 6.2 shall be equal to the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in
Article VIII. For purposes of the initial NSOs to be issued pursuant to this
Section 6.2, the Exercise Price shall be the initial public offering price.

           (e) All NSOs granted to an Outside Director under this Section 6.2 shall terminate on the earliest of (i) the 5th anniversary of the date of grant,
(ii) a date not more than three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability or (iii) a date not more than six months after the termination of such Outside Director's service because of death or total and permanent disability.

     6.3   Ten Percent Shareholders. An Employee who is a Ten Percent
           ------------------------
Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Code Section 422(c)(6) are satisfied.

                              ARTICLE VII. OPTIONS.
                              -----------  -------

     7.1   Stock Option Agreement. Each grant of an Option under this Plan shall
           ----------------------
be evidenced by a Stock Option Agreement between the Optionee and The Company. Such Option shall be subject to all applicable terms of this Plan and may be subject to any other terms that are not inconsistent with this Plan. The Stock Option Agreement shall specify whether the Option is an ISO or NSO. The provisions of the various Stock Option Agreements entered into under this Plan need not be identical.

     7.2   Options Nontransferable. No Option granted under this Plan shall be
           -----------------------
transferrable by the Optionee other than by will, by a beneficiary designation executed by the Optionee and delivered to The Company or by the laws of descent and distribution. Subject to Article XII, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her legal guardian or representative, in the event that the Optionee has become mentally incapacitated. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     7.3   Number of Shares. Each Stock Option Agreement shall specify the
           ----------------
number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article V.

     7.4   Exercise Price. Each Stock Option Agreement shall specify the
           --------------
Exercise Price. The Exercise Price under (i) an ISO shall not be less than 100% (110% in the case of an ISO granted to a Ten Percent Shareholder) of the Fair Market Value of a Common Share on the date of grant and (ii) any Option shall not be less than the par value per share of the Common Shares purchasable under such Option.

     7.5   Exercisability and Term. Each Stock Option Agreement shall specify
           -----------------------
the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten years (five years in the case of an ISO granted to a Ten Percent Shareholder) from the date of grant. Subject to
Article XII, a Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's employment, service or death. In the case of an Option not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Option may be exercised.

     7.6   Modification of Options. Within the limitations of this Plan, the
           -----------------------
Committee shall have the authority, both generally and in particular instances, to (i) modify, extend or assume outstanding Options, (ii) accept the cancellation of outstanding Options (whether granted by The Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price, (iii) waive compliance by an Optionee with any obligation to be performed by the Optionee under an Option, and (vi) waive any condition or provision in an Option.

     7.7   Limitations on Modifications of Options. The foregoing
           ---------------------------------------
notwithstanding, no modification of an Option shall (i) alter or impair, in any material respect, an Optionee's rights under an Option, without such Optionee's consent, or, (ii) in the case of an ISO, (w) increase the total number of Common Shares covered by the Option, except pursuant to Article V, (y) extend the term of the Option to more than ten years (five years, in the case of an ISO granted to a Ten Percent Shareholder), (z) reduce the Exercise Price per share (except pursuant to Article V) or otherwise result in a modification, extension or renewal (within the meaning of Section 425(h) of the Code) of the Option.

     7.8   Replacement Options. The Committee may grant Options under this Plan
           -------------------
in substitution for options held by employees of another corporation who concurrently become employees of The Company or a Subsidiary as a result of a merger or consolidation of the employing corporation with The Company or a subsidiary of The Company or the acquisition by The Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the replacement Options be granted on such terms and conditions that the Committee considers appropriate in the circumstances.

                    ARTICLE VIII. STOCK APPRECIATION RIGHTS.
                    ------------  -------------------------

     8.1   General. The Committee may Award Stock Appreciation Rights. In
           -------
general, a Stock Appreciation Right entitles the Participant to receive, with respect to each share of Common Stock as to which the right is exercised, the excess of the share's fair market value on the date of exercise over its fair market value on the date the Right was granted. However, the Committee may provide at the time of grant that the amount the Participant is entitled to receive will be adjusted upward or downward under rules established by the Committee to take into account the performance of the Common Shares in comparison with the performance of other stocks or an index or indices of other stocks. The Committee may also grant Stock Appreciation Rights which provide that following a Change in Control of The Company the holder of such Right will be entitled to receive, with respect to each Common Share subject to the Right, an amount equal to the excess of a specified value (which may include an average of values) for a Common Share during a period preceding such Change in Control over the fair market value of a Common Share on the date the Right was granted.

     8.2   Rights Granted in Tandem With Options. Stock Appreciation Rights may
           -------------------------------------
be granted in tandem with, or independently of, Options granted under this Plan. A Stock Appreciation Right granted in tandem with an Option which is not an ISO may be granted either at or after the time the Option is granted.

A Stock Appreciation Right granted in tandem with an ISO may be granted only at the time the Option is granted. When Stock Appreciation Rights are granted in tandem with Options, the following rules will apply:

           (a) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

           (b) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

           (c) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

           (d) The Stock Appreciation Right will be transferable only with the related Option.

           (e) A Stock Appreciation Right granted in tandem with an ISO may be exercised only when the market price of the Common Stock subject to the Option exceeds the exercise price of such Option.

     8.3   Rights Not Granted in Tandem With Options. A Stock Appreciation Right
           -----------------------------------------
not granted in tandem with an Option will become exercisable at such time or times, and on such terms and conditions, as the Committee may specify. The Committee may at any time accelerate the time at which all or any part of the Stock Appreciation Right may be exercised. Any exercise of an independent Stock Appreciation Right must be in writing, signed by the proper person and delivered or mailed to The Company, accompanied by any other documents required by the Committee.

                            ARTICLE IX. STOCK AWARDS.
                            ----------  ------------

     9.1   Restricted Stock Awards. The Committee may make Restricted Stock
           -----------------------
Awards. A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to The Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee. A Participant who receives a Restricted Stock Award shall have all the rights of a stockholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in Section 9.1 and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing such shares will remain in the possession of The Company until such shares are free of all restrictions under this Plan. Except as provided in this Plan or the Award, if a Participant suffers a Status Change for any reason, such Participant's restricted stock must be offered to The Company for purchase for the amount of cash paid for the Common Stock, or forfeited to The Company if no cash was paid. These restrictions will lapse at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse. Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock Award shall deliver to The Company, within 10 days of the filing of such election with the Internal Revenue Service, a copy of such election.

     9.2   Unrestricted Stock Award. The Committee may, in its sole discretion,
           ------------------------
approve the sale to any Participant of Common Shares free of restrictions under the Plan for a price which is not less than the par value of the Common Shares.

     9.3   Deferred Stock Awards. The Committee may make Deferred Stock Awards.
           ---------------------
Under a Deferred Stock Award, delivery of the Common Shares will take place at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which delivery of all or any part of the Common Shares will take place. At the time any Award is granted, the Committee may provide that, at the time Common Shares would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant's right to future delivery of Common Shares.

                         ARTICLE X. PERFORMANCE AWARDS.
                         ---------  ------------------

     The Committee may make Performance Awards. Performance Awards are based on the attainment of performance goals which may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine. The Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

                   ARTICLE XI. LOANS AND SUPPLEMENTAL GRANTS.
                   ----------  -----------------------------

     11.1  Loans. In connection with any Award, the Committee shall have the
           -----
authority, in its sole discretion, to determine whether to make a Loan, the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the terms and conditions, if any, under which the Loan may be forgiven. In no event shall any Loan have a term (including extensions) in excess of ten years.

     11.2  Supplemental Grants. In connection with any Award, the Committee
           -------------------
shall have the authority, in its sole discretion, to make a Supplemental Grant not to exceed an amount equal to (1) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all Awards. Any payments under this Section
11.2 shall be made at the time the Participant incurs Federal income tax liability with respect to the Award.

                ARTICLE XII. EVENTS AFFECTING OUTSTANDING AWARDS.
                -----------  -----------------------------------

     12.1  Status Change Due to Death or Disability. If a Participant who
           ----------------------------------------
suffers a Status Change by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee:

           (a) All Options and Stock Appreciation Rights held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant's heirs, executor, administrator or other legal representative, for a period of one year after the Participant's Status Change. After the expiration of such one-year period, all such Options and Stock Appreciation Rights shall terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this
Section 12. All Options and Stock Appreciation

Rights held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

           (b) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions.

           (c) Any payment or benefit under a Deferred Stock Award, Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the time of such Status Change.

     12.2  Status Change Due to Events Other Than Death or Disability. If a
           ----------------------------------------------------------
Participant suffers a Status Change other than by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee:

           (a) All Options and Stock Appreciation Rights held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant for a period of three months after the Participant's Status Change. After the expiration of such three-month period, all such Options and Stock Appreciation Rights shall terminate. In no event, however, shall an Option or Stock Appreciation Right remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 12. All Options and Stock Appreciation Rights held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

           (b) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions, unless such Status Change results from a termination for Cause (as defined in Section 12.2(d)), in which event all Restricted Stock held by the Participant at the time of the Status Change shall be transferred to The Company (and, in the event the certificates representing such Restricted Stock are held by The Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Article IX above.

           (c) Any payment or benefit under a Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

           (d) A termination by The Company of a Participant's employment with or service to The Company shall be for "Cause" only if: (a) at least 75% of the members of the Board determined that the Participant (i) was guilty of gross negligence or willful misconduct in the performance of his or her duties for The Company, or (ii) breached or violated, in a material respect, any agreement between the Participant and The Company or any of The Company's policy statements regarding conflicts-of-interest, insider trading or confidentiality, or (iii) committed a material act of dishonesty or breach of trust; and (b) in the case of a Participant who is an Employee, (i) such determination was made at a duly convened meeting of the Board with respect to which the Participant received at least 10 days prior written notice, had a reasonable opportunity to make a statement and answer the allegations against him or her; and (ii) either
(A) the Participant was given a reasonable opportunity to take remedial action but failed or refused to do so, or (B) at least 75% of the members of the Board also determined, at such meeting, that an opportunity to take remedial action would not have been meaningful under the circumstances.

           (e) For all purposes of this Section 12.2: (a) if a Participant is an Employee of a subsidiary of The Company and such subsidiary ceases to be a subsidiary of The Company, then the Participant's employment with The Company will be deemed to have been terminated by The Company without Cause, unless the Participant is transferred to The Company or another subsidiary of The Company;
(b) the
employment with The Company of a Participant who is an Employee will not be deemed to have been terminated if the Participant is transferred from The Company to a subsidiary of The Company, or vice versa, or from one subsidiary of The Company to another; and (c) if a Participant who is an Employee terminates his or her employment with The Company following a reduction in his or her rate of compensation, then the Participant's employment with The Company will be deemed to have been terminated by The Company without Cause.

                        ARTICLE XIII. PAYMENT FOR SHARES.
                        ------------  ------------------

     13.1  General Rule. The entire Exercise Price of the Common Shares issued
           ------------
upon exercise of an Award shall be payable in cash, certified check, bank draft or money order at the time when such Common Shares are purchased, except as follows:

           (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this
                 Article XIII.

           (b) In the case of an Award (other than an ISO), the Committee may at any time accept payment in any form(s) described in this
                 Article XIII.

     13.2  Surrender of Stock. To the extent that this Section 13.2 is
           ------------------
applicable and approved by the Committee, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Participant for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

     13.3  Promissory Note. To the extent that this Section 13.3 is applicable
           ---------------
and approved by the Committee, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note (on a form prescribed by The Company); provided that the par value of newly issued Common Shares must be paid in lawful money of the United States at the time when such Common Shares are purchased.

     13.4  Exercise/Sale. To the extent that this Section 13.4 is applicable and
           -------------
approved by the Committee, payment may be made by the delivery (on a form prescribed by The Company) of an irrevocable direction to a securities broker approved by The Company to sell Common Shares and to deliver all or part of the sales proceeds to The Company in payment of all or part of the Exercise Price and any withholding taxes.

     13.5  Exercise/Pledge. To the extent that this Section 13.5 is applicable
           ---------------
and approved by the Committee, payment may be made by the delivery (on a form prescribed by The Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by The Company, as security for a loan, and to deliver all or part of the loan proceeds to The Company in payment of all or part of the Exercise Price and any withholding taxes.

     13.6  Other Forms of Payment. To the extent that this Section 13.6 is
           ----------------------
applicable and approved by the Committee, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

                       ARTICLE XIV. LIMITATION ON RIGHTS.
                       -----------  --------------------

     14.1  Written Instrument Required. The Committee's approval of a grant of
           ---------------------------
an Award under this Plan, including the names of Participants and the size of the Award, including the number of Common Shares subject to the Award, shall be reflected in minutes of meetings held by the Committee or the Board or in written consents signed by members of the Committee or the Board. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by this Plan and such other terms, consistent with the provisions of this Plan, as may be approved from time to time by the Committee. Each instrument may be in the form of agreements to be executed by both the Participant and The Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The receipt of an Award shall not impose any obligation on the Participant to accept the Award.

     14.2  No Stockholder Rights. Except as specifically provided by this Plan,
           ---------------------
the receipt of an Award shall not give a Participant rights as a stockholder. The Participant shall obtain such rights, subject to any limitations imposed by this Plan or the instrument evidencing the Award, upon actual receipt of Common Shares. However, the Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all Common Shares subject to the Participant's Award had such Common Shares been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     14.3  Regulatory Requirements. The Company shall not be obligated to
           -----------------------
deliver any Common Shares (a) until, in the opinion of The Company's counsel, all applicable federal, state and foreign laws and regulations have been complied with, (b) if the outstanding Common Shares are at the time listed on any stock exchange, until the Common Shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and
(c) until all other legal matters in connection with the issuance and delivery of such Common Shares have been approved by The Company's counsel. If the sale of Common Shares has not been registered under the Securities Act of 1933, as amended, The Company may require, as a condition to the exercise of an option, such representations and agreements as counsel for The Company may consider appropriate to avoid violation of such Act or applicable state laws and may require the certificates evidencing such Common Shares bear an appropriate legend restricting transfer.

     14.4  Exercise of Awards. Awards shall not be exercisable until at least
           ------------------
six (6) months after the date of grant.


                         ARTICLE XV. WITHHOLDING TAXES.
                         ----------  -----------------

     15.1  General. To the extent required by applicable federal, state, local
           -------
or foreign law, the recipient of any payment or property under this Plan shall make arrangements satisfactory to The Company for the satisfaction of any withholding tax obligations that arise by reason of the receipt or vesting of such payment or property. The Company shall not be required to issue any Common Shares or make any cash payment under this Plan until such obligations are satisfied.

     15.2  Share Withholding. The Committee may permit the recipient of any
           -----------------
payment or property under this Plan to satisfy all or part of his or her withholding or income tax obligations by having The Company withhold a portion or any Common Shares that otherwise would be issued to him or her or by surrendering a portion of any Common Shares that previously were issued to him or her. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to The Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

                        ARTICLE XVI. FUTURE OF THE PLAN.
                        -----------  ------------------

     16.1  Term of the Plan. This Plan, as set forth herein, shall become
           ----------------
effective on the Effective Date, subject to the approval of The Company's shareholders. This Plan shall remain in effect until it is terminated under this
Article XVI, except that ISOs shall not be granted after the expiration of a period which is ten (10) from the date this Plan was first approved by The Company's shareholders.

     16.2  Amendment or Termination. The Board may, at any time and for any
           ------------------------
reason, amend or terminate this Plan, except that the provisions of Section 6.2 relating to Outside Directors shall not be amended more than once in any six (6) month period. An amendment of this Plan shall be subject to the approval of The Company's shareholders only to the extent required by applicable law, regulations or rules. No Awards shall be granted under this Plan after the termination thereof. The termination of this Plan, or any amendment thereof, shall not affect any Awards previously granted under this Plan.


                      ARTICLE XVII. EFFECTIVENESS OF AWARD.
                      ------------  ----------------------

     Corporate action constituting an offer by The Company of Common Shares to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

                          ARTICLE XVIII. NO ASSIGNMENT.
                          -------------  -------------

     None of a Participant's rights under any Award or under this Plan may be assigned or transferred in any manner other than by will or under the laws or descent and distribution. The foregoing shall not, however, restrict a Participant's right with respect to unrestricted Common Shares or the outright transfer of cash, nor shall it restrict the ability of a Participant's heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant.

                           ARTICLE XIX. MISCELLANEOUS
                           -----------  -------------

     19.1  Shareholder Approval. This Plan shall be approved and ratified by the
           --------------------
stockholders of The Company, not later than one year after adoption of this Plan by the Board, pursuant to Treasury regulation section 1.423-2(c). Grants of Awards under this plan may be made prior to that date (but after adoption of the Plan by the Board), subject to the approval of this Plan by The Company's shareholders.

     19.2  Employment/Engagement Rights. Neither the establishment of this Plan,
           ----------------------------
nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee or Consultant the right to be retained in the employ of or to receive any consideration from The Company or any Subsidiary or to interfere with the right of The Company or any Subsidiary to discharge any Employee or Consultant or otherwise modify the employment or consulting relationship at any time.

     19.3  Other Options Not Precluded. Neither the adoption of this Plan nor
           ---------------------------
the grant of Awards to an Employee or Consultant shall affect The Company's right to grant such Awards that are not subject to this Plan, to issue to Employees or Consultants stock as a bonus or otherwise, or to adopt other plans or arrangements under stock may be issued to Employees or Consultants.

     19.4  Governing Law. This Plan shall be governed by and construed in
           -------------
accordance with the laws of the Commonwealth of Pennsylvania except to the extent such laws are preempted by the laws of the United States.

     IN WITNESS WHEREOF, to record the approval of this Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto on this 13th day of November, 1997.

                                       HOME HEALTH CORPORATION OF AMERICA, INC.


                                       By: /s/ Bruce J. Feldman
                                           ------------------------------------
                                       Attest: /s/ Tina Labant
                                               --------------------------------

                   HOME HEALTH CORPORATION OF AMERICA, INC.
                              KING OF PRUSSIA, PA

       PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 16, 1998

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Bruce J. Feldman and Tina Labant, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of Home Heath Corporation of America, Inc. to be held on the 16th day of February, 1998 and at any postponement or adjournment thereof, and to vote all of the shares of Home Heath Corporation of America, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as marked on the reverse side hereof.

     THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR EACH PROPOSAL LISTED ON THE REVERSE SIDE HEREOF.

     A MAJORITY OF SAID ATTORNEYS AND PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

       (Continued and to be marked, signed and dated on the reverse side)

[X]  Please Mark Your Votes As In This Example.



                                                    FOR      WITHHOLD AUTHORITY
                                                the nominee   To Vote For The
                                                   listed          Nominee

1.   ELECTION OF DIRECTOR:
     G. Michael Bellenghi                           [_]              [_]

                                                    FOR   AGAINST   ABSTAIN

2.   Proposal to consider and approve
     amendments to HHCA's 1995 Employee             [_]     [_]      [_]
     and Consultant Equity Plan.

3.   To transact such other business as
     may properly come before the meeting           [_]     [_]      [_]
     or any postponement or adjournment
     thereof.


Receipt Of The Notice Of Annual Meeting Of Shareholders And Proxy Statement Dated January 14, 1998 Is Hereby Acknowledged.

Please Sign Exactly As Your Name Or Names Appear Hereon, Including Any Official Position Or Representative Capacity.


Signature(s):              Date:         Signature(s):            Date:
             --------------     ---------             ------------     ---------
Please Mark, Date And Sign This Proxy And Return It Promptly In The Enclosed Postage Paid Envelope.